Capital Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2021
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
Summary of Future Lease Obligations Under These Capital Lease Agreements
As of December 31, 2021, the remaining future lease obligations under these capital lease agreements are as follows (in thousands):

2022	$160
2023	130
2024	54

Total minimum lease payments	344
Less: Amount representing interest	(18)

Present value of net minimum lease payments	$326